Exhibit 10.2

TraceGuard Technologies, Inc.
330 Madison Avenue, 9th Floor
New York, NY 10017

April 18, 2008

Golden Gate Investors
1150 Silverado Street, Suite 220
La Jolla, CA 92037

RE:
Securities Purchase Agreement, Dated April 18, 2008 Between TraceGuard Technologies, Inc. (the “Company”) and Golden Gate Investors, Inc. (the “Holder”) (the “Purchase Agreement”) and 7 % Convertible Debenture, Dated April 18, 2008 (the “Debenture”) Issued by the Company to the Holder

This Letter Agreement clarifies and confirms certain terms, to the extent set forth herein, of the Purchase Agreement and the Debenture. This hereby confirms our understanding that (i) the notice described in the first sentence of Article I.G. of the Purchase Agreement shall be delivered by the Holder to the Company, not to the Holder as originally stated in the Purchase Agreement; (ii) the term “principal amount” used in Article I.H. of the Purchase Agreement shall refer to the defined term “Principal Amount” as used in the Debenture.; and (iii) the phrase “upon conversion hereof” shall be added to the beginning of clause (y) of Section 3.4(i) of the Debenture.

Except as specifically set forth herein, all other terms and conditions of the Purchase Agreement and Debenture shall remain in full force and effect.

TRACEGUARD TECHNOLOGIES, INC.

By:
Name:
Its:

Acknowledged and Agreed:

GOLDEN GATE INVESTORS, INC.

By:
Name:
Its: